--------------------------------------------------------------------------------

                                  John Hancock

                                  Investors
                                      TRUST


------
 SEMI
ANNUAL
REPORT
------

6.30.02




                              [John Hancock Logo]

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



--------------------------------------------------------------------------------
[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]
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Table of contents
-------------------------
Your fund at a glance
page 1
-------------------------
Managers' report
page 2
-------------------------
Fund's investments
page 6
-------------------------
Financial statements
page 18
-------------------------
For your information
page 33
-------------------------


Dear Fellow Shareholders,

The first half of 2002 has been an extremely difficult period for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly. In the first six months of 2002, the broad Standard & Poor's 500 Index is down 13%, the Dow Jones Industrial Average is off 7% and the technology-laden Nasdaq Composite Index has fallen 25%. Investors in equity mutual funds have been unable to escape the market's descent, as 89% of all U.S. diversified equity funds have produced negative results in the first six months of 2002, according to Lipper, Inc., and the average equity fund has lost 11.67%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/s/Maureen R. Ford,
-------------------
Chairman and Chief Executive Officer

-----------
YOUR FUND
AT A GLANCE
-----------

The Fund seeks a high level of current income consistent with prudent investment risk by investing in a diversified portfolio of debt securities. The Fund invests primarily in high-grade corporate bonds rated within the four highest investment grades by Standard & Poor's and Moody's.

Over the last six months

[] Bonds outperformed stocks in a volatile market environment as investors sought safety.

[] The Federal Reserve Board kept interest rates unchanged.

[] The Fund produced positive absolute results, but was held back by its Treasury underweighting and its holdings in media, telecommunications and energy-generating companies.

--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock Investors Trust". Under the heading is a note that reads "Fund performance for the six months ended June 30, 2002." The chart is scaled in increments of 1% with 0% at the bottom and 2% at the top. The first bar represents the 1.50% total return for John Hancock Investors Trust. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]
--------------------------------------------------------------------------------

Top 10 issuers

13.8%    U.S. Treasury
8.7%     Federal National Mortgage Association
7.1%     Government National Mortgage Association
2.9%     International Bank for Reconstruction and Development
1.8%     Scotland International Finance
1.4%     Ford Motor Credit Co.
1.4%     Federal Home Loan Mortgage Corp.
1.4%     Morgan Stanley Capital 1, Inc.
1.4%     Morgan Stanley Dean Witter Capital 1, Trust
1.3%     El Paso Corp.

As a percentage of net assets on June 30, 2002.

         BY JAMES K. HO, CFA, AND BENJAMIN MATTHEWS, PORTFOLIO MANAGERS

John Hancock
Investors Trust

---------
MANAGERS'
REPORT
---------

The first six months of 2002 were volatile for the financial markets. Questions about the strength of the economy's recovery, concerns about terrorism and a growing list of corporate accounting scandals kept investors skeptical. As a result, the broad stock market lost ground. As stock prices fell, investors sought safety in bonds, primarily Treasuries.

When the year began, corporate bonds were improving as the initial shock wave of September 11, 2001 subsided. The stage appeared to be set for both an economic rebound and a continued upturn in corporate bond prices, and we constructed the Fund's portfolio to reflect this view. But challenges for corporate bonds increased as the year progressed. It became increasingly obvious that Enron's questionable accounting practices were not unique to Enron or the utility industry. Credit quality came under increased pressure as many high-profile companies across a variety of industries experienced credit rating downgrades and stale growth. The economy's robust surge during the first quarter did not carry over into the second quarter.

"As stock prices fell, investors sought safety in bonds, primarily Treasuries."

PERFORMANCE REVIEW

For the six months ended June 30, 2002, John Hancock Investors Trust produced a total return of 1.50% at net asset value. This compares with the 5.16% return of the average open-end corporate debt A-rated fund, according to Lipper, Inc. The Fund's benchmark index, the Lehman Brothers Government/Credit Bond Index, returned 3.26% in the same period.

UNEVEN RIDE FOR U.S. TREASURY SECURITIES

In the first quarter of 2002, U.S. Treasury securities backed away from their 2001 highs, only to rally once again near period's end.

--------------------------------------------------------------------------------
[Photos' of Jim Ho and Ben Matthews flush right next to first paragraph.]
--------------------------------------------------------------------------------

Investor sentiment and the flight to safe havens played key roles in their performance throughout the period. Our underweighting in Treasuries versus the benchmark and our peers contributed to our underperformance.

MORTGAGE-BACKED ISSUES CONTRIBUTE

The Fund's weighting in mortgage-backed securities (along with exposure to commercial mortgage-backed and asset-backed obligations) proved beneficial. Traditional corporate investors - searching for safer havens but reluctant to sacrifice income - turned to mortgage-backed securities in order to receive yields similar to A-rated corporate debt without the added credit risk.

AIRLINES AND AUTOS BOUNCE BACK

Among the hardest hit industries after September 11 were travel- and lodging-related. Bonds in these sectors, however, were among the best performers over the period, bouncing back in price as fears eased and valuations garnered increased attention. Noteworthy performers include Host Marriott Properties (HMH Properties), Harrah's, Continental Airlines, Northwest Airlines, Ford Motor Credit Co. and Delphi Automotive.

"The Fund's weighting in mortgage-backed securities...proved beneficial."

HEALTH CARE, OIL/GAS AND FINANCE

Favorable demographics, improved pricing and low interest rates bolstered the performance of the Fund's health care, oil and gas and financial holdings, respectively. As the period progressed, we pared exposure to financials, particularly bank securities, to realize profits. We sold solid performers such as Wells Fargo, Goldman Sachs and Citibank.

In the health-care arena we focused on service providers such as Triad Hospitals, Quest Diagnostics, The Healthcare Co. and

--------------------------------------------------------------------------------
[Table at top left-hand side of page entitled "Top five sectors." The first listing is U.S. government agencies 18%, the second is U.S. government 14%, the third Utilities 9%, the fourth Banks-foreign 8%, and the fifth Mortgage banking 7%.]
--------------------------------------------------------------------------------

American Health Properties. We believe the demographics of the aging baby boomer population will drive valuations higher for this sector.

In the oil and gas sector, we targeted issuers that are not directly impacted by the events in the Middle East. These include Alberta Energy, a Canadian firm, Tosco Corp., a domestic refiner, and companies with large integrated operations, such as Apache Finance and Occidental Petroleum Corp.

UTILITY BONDS DETRACT FROM PERFORMANCE

In the first few months of the year, we decreased the Fund's weighting in power plant generators and electric utility bonds as it became clear the worst news was yet to come. The Enron

--------------------------------------------------------------------------------
[Pie chart in middle of page with heading "Portfolio diversification As a percentage of net assets on 6-30-02." The chart is divided into five sections (from top to left): Corporate bonds 63%, U.S. government & agency bonds 32%, Foreign government bonds 1%, Common/preferred stocks & warrants 3%, and Short-term investments & other 1%.]
--------------------------------------------------------------------------------

debacle and problems from deregulation caused widespread speculation about the credibility and creditworthiness of many issuers. We avoided the bulk of the declines, but the Fund's stake in this arena detracted from performance.

TELECOM, MEDIA REMAIN UNDER PRESSURE

Unfortunately, the financial woes of the high-yield telecom issuers recently spilled over into the investment-grade arena, sparking negative sentiment for some high-profile names such as AT&T, Deutsche Telekom, WorldCom, Adelphia Communications

--------------------------------------------------------------------------------
[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Newmont Mining followed by an up arrow with the phrase "Benefiting from higher gold prices." The second listing is Northwest Airlines followed by an up arrow with the phrase "Rebound in travel." The third listing is AOL Time Warner followed by a down arrow with the phrase "Adversely affected by recent large new issue."]
--------------------------------------------------------------------------------

and Qwest Communications. Anemic profits, large debt burdens, accounting improprieties in the case of WorldCom, and undisclosed loans in the case of Adelphia Communications, also depressed media bond prices.

The Fund's ownership of these bonds dampened performance - although we pared exposure or moved out of some positions prior to the most damaging news. Most recently, we believe the price declines have created attractive value for investment-grade bonds in these sectors, and we anticipate increasing exposure as appropriate opportunities arise.

"...the broad backdrop for bond investing remains attractive."

OUTLOOK

During the first quarter of calendar 2002, the economy grew at an annual pace of 6.1%. Current estimates for the second quarter indicate the economy grew far more slowly. This deceleration of growth caused the Federal Reserve Board to keep interest rates unchanged at its June meeting - a move not widely expected at the period's outset. By pushing out a rate increase until possibly later in the year, the Fed holds the overnight bank lending rate at the 40-year low of 1.75%, allowing companies to re-liquefy their balance sheets. With inflation not presently a concern - and stocks still volatile - the broad backdrop for bond investing remains attractive.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

FINANCIAL STATEMENTS

-----------
FUND'S
INVESTMENTS
-----------

Securities owned
by the Fund on
June 30, 2002
unaudited)

This schedule is divided into three main categories: publicly traded bonds and direct placement securities, common and preferred stocks and warrants, and short-term investments. Publicly traded bonds and direct placement securities are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.




ISSUER, DESCRIPTION,                                         INTEREST       CREDIT         PAR VALUE
MATURITY DATE                                                RATE           RATING*      (000S OMITTED)         VALUE

---------------------------------------------------------------------------------------------------------------------
PUBLICLY TRADED BONDS AND DIRECT PLACEMENT SECURITIES 95.88%                                             $158,467,243
---------------------------------------------------------------------------------------------------------------------
(Cost $156,506,880)

Aerospace 1.19%                                                                                            $1,959,478
BAE Systems Asset Trust,
 Pass Thru Cert Ser 2001 Class B 12-15-11 (R)                 7.156%           A              $617            658,930
Jet Equipment Trust,
 Equipment Trust Cert Ser 95B2 08-15-14 (R)                  10.910            B               550            511,874
Lockheed Martin Corp.,
 Bond 12-01-29                                                8.500            BBB             660            788,674

Agricultural Operations  0.23%                                                                                385,046
Cargill, Inc.,
 Note 05-01-06 (R)                                            6.250            A+              365            385,046

Automobiles/Trucks  0.93%                                                                                   1,529,092
Delphi Automotive Systems Corp.,
 Note 06-15-06                                                6.550            BBB             300            311,466
ERAC USA Finance Co.,
 Note 02-15-05 (R)                                            6.625            BBB+            175            183,138
 Note 06-15-08 (R)                                            7.350            BBB+            310            333,762
 Note 12-15-09 (R)                                            7.950            BBB+            325            345,085
Hertz Corp.,
 Sr Note 06-01-12                                             7.625            BBB             365            355,641



See notes to
financial statements.


6




ISSUER, DESCRIPTION,                                         INTEREST       CREDIT         PAR VALUE
MATURITY DATE                                                RATE           RATING*      (000S OMITTED)         VALUE

Banks - Foreign  8.32%                                                                                    $13,756,365
Abbey National First Capital, B.V.,
 Sub Note (United Kingdom) 10-15-04                           8.200%           A+           $1,000          1,094,540
African Development Bank,
 Sub Note (Supranational) 12-15-03                            9.750            AA-           1,000          1,095,430
Bank of New York,
 Cap Security 12-01-26 (R)                                    7.780            A-              620            643,442
Barclays Bank Plc,
 Perpetual Bond (7.375% to 12-29-11 then variable)
 (United Kingdom) 06-29-49 (R)                                7.375            A+              585            628,594
Colonial Bank,
 Sub Note 06-01-11                                            9.375            BBB-            150            161,609
International Bank for Reconstruction and Development,
 Deb (Supranational) 10-15-16                                 8.625            AAA           3,800          4,832,610
Royal Bank of Scotland Group Plc,
 Bond (United Kingdom) 03-31-49                               8.817            A-              360            398,239
 Perpetual Bond (7.648% to 09-30-31 then variable)
 (United Kingdom) 08-31-49                                    7.648            A-              420            437,443
Scotland International Finance No. 2, B.V.,
 Gtd Sub Note (Netherlands) 01-27-04 (R)                      8.800            AA-           2,000          2,150,820
 Gtd Sub Note (United Kingdom) 11-01-06 (R)                   8.850            AA-             750            859,665
Skandinaviska Enskilda Banken AB,
 Perpetual Bond (6.50% to 6-30-03 then variable)
 (Sweden) 12-29-49 (R)                                        6.500            BBB             380            391,237
UBS Preferred Funding Trust I,
 Perpetual Bond (8.622% to 10-01-10 then variable)
 10-01-49                                                     8.622            AA-             520            595,738
Zions Financial Corp.,
 Gtd Note (6.95% to 05-15-06 then variable)
 05-15-11                                                     6.950            BBB-            455            466,998

Beverages  0.05%  82,100
Constellation Brands, Inc.,
 Sr Sub Note Ser B 01-15-12                                   8.125            B+               80             82,100

Broker Services  0.36%                                                                                        596,166
Morgan Stanley Dean Witter & Co.,
 Note 04-01-12                                                6.600            AA-             585            596,166

Building  0.42%                                                                                               692,281
CRH America, Inc.,
 Note 03-15-12                                                6.950            BBB+            430            452,237
Vulcan Materials Co.,
 Note 02-01-06                                                6.400            A+              230            240,044

Business Services - Misc.  0.40%                                                                              668,823
Cendant Corp.,
 Note 08-15-06 (R)                                            6.875            BBB             665            668,823

Chemicals  0.39%                                                                                              641,088
Akzo Nobel, Inc.,
 Bond 11-15-03 (R)                                            6.000            A-              310            319,939
Equistar Chemicals L.P./Equistar Funding Corp.,
 Note 02-15-04                                                8.500            BB+             330            321,149



                                                                                                  See notes to
                                                                                                  financial statements.


                                                                                                                  6




ISSUER, DESCRIPTION,                                         INTEREST       CREDIT         PAR VALUE
MATURITY DATE                                                RATE           RATING*      (000S OMITTED)         VALUE

Computers  0.23%                                                                                             $380,518
NCR Corp.,
 Note 06-15-09 (R)                                            7.125%           BBB-           $375            380,518

Containers  0.79%                                                                                           1,299,250
Stone Container Corp.,
 Sr Note 02-01-11                                             9.750            B               275            294,250
 Sr Note 07-01-12 (R)                                         8.375            B             1,000          1,005,000

Electronics  0.06%                                                                                            104,000
UCAR Finance, Inc.,
 Gtd Sr Note 02-15-12 (R)                                    10.250            B               100            104,000

Energy  0.57%                                                                                                 948,179
CalEnergy Co., Inc.,
 Sr Bond 09-15-28                                             8.480            BBB-            525            576,119
P&L Coal Holdings Corp.,
 Sr Sub Note Ser B 05-15-08                                   9.625            B+              351            372,060

Finance  5.62%                                                                                              9,292,782
CIT Group, Inc.,
 Sr Note 11-14-03                                             7.500            A             1,090          1,085,128
 Sr Note 04-02-12                                             7.750            A               490            482,369
Conseco Finance Securitizations Corp.,
 Pass Thru Ctf Ser 2002-A Class A-3 04-15-32                  5.330            AAA             830            843,743
Ford Motor Credit Co.,
 Note 01-15-03                                                7.250            BBB+            710            718,712
 Note 07-16-04                                                6.700            BBB+            320            329,588
 Note 02-01-06                                                6.875            BBB+            395            403,425
 Note 10-25-11                                                7.250            BBB+            910            909,426
General Motors Acceptance Corp.,
 Note 07-15-05                                                7.500            BBB+            495            524,339
 Note 03-02-11                                                7.250            BBB+            335            342,625
HSBC Holdings Plc,
 Sub Note (United Kingdom) 07-15-09                           7.500            A               570            630,352
ING Capital Funding Trust III,
 Perpetual Bond (8.439% to 12-31-10 then variable)
 12-31-49                                                     8.439            A               510            570,047
MBNA Master Credit Card Trust II,
 Pass Thru Ctf Ser 2000-A Class A 07-15-07                    7.350            AAA             830            898,209
Standard Credit Card Master Trust,
 Series 1995-1 (Class A) 01-07-07                             8.250            AAA           1,173          1,290,300
Yanacocha Receivables Master Trust,
 Pass Thru Ctf Ser 1997-A 06-15-04 (R)                        8.400            BBB-            262            264,519

Food  0.53%                                                                                                   875,223
ConAgra Foods, Inc.,
 Sub Note 09-15-04                                            7.400            BBB             340            364,174
Earthgrains Co. (The),
 Note 08-01-03                                                8.375            A+              485            511,049


See notes to
financial statements.


8




ISSUER, DESCRIPTION,                                         INTEREST       CREDIT         PAR VALUE
MATURITY DATE                                                RATE           RATING*      (000S OMITTED)         VALUE

Government - Foreign  1.49%                                                                                $2,461,145
Nova Scotia, Province of,
 Deb (Canada) 04-01-22                                        8.750%           A-             $750            960,037
Quebec, Province of,
 Deb (Canada) 09-15-29                                        7.500            A+              740            848,927
Saskatchewan, Province of,
 Bond (Canada) 12-15-20                                       9.375            A+              480            652,181

Government - U.S.  13.80%                                                                                  22,812,682
United States Treasury,
 Bond 05-15-18                                                9.125            AAA             845          1,167,883
 Bond 08-15-25                                                6.875            AAA           1,570          1,809,472
 Bond 02-15-31                                                5.375            AAA           6,085          5,958,493
 Inflation Indexed Bond 04-15-29                              3.875            AAA           1,213          1,367,853
 Inflation Indexed Note 01-15-07                              3.375            AAA           4,741          4,931,349
 Inflation Indexed Note 01-15-10                              4.250            AAA           1,474          1,599,472
 Note 02-15-05                                                7.500            AAA           1,615          1,787,853
 Note 07-15-06                                                7.000            AAA           2,727          3,046,032
 Note 02-15-12                                                4.875            AAA           1,140          1,144,275

Government - U.S. Agencies  18.25%                                                                         30,159,253
Federal Home Loan Mortgage Corp.,
 20 Yr Pass Thru Ctf 01-01-16                                11.250            AAA             101            116,460
 20 Yr Pass Thru Ctf 07-01-32                                 6.000            AAA           1,035          1,066,211
 20 Yr Pass Thru Ctf 07-01-32                                 6.000            AAA           1,170          1,171,097
Federal National Mortgage Assn.,
 15 Yr Pass Thru Ctf 02-01-08                                 7.500            AAA              81             85,992
 15 Yr Pass Thru Ctf 09-01-10                                 7.000            AAA             221            233,349
 15 Yr Pass Thru Ctf 10-01-12                                 7.000            AAA              35             37,413
 15 Yr Pass Thru Ctf 12-01-12                                 6.500            AAA             521            543,863
 15 Yr Pass Thru Ctf 12-01-14                                 5.500            AAA             967            977,534
 15 Yr Pass Thru Ctf 04-01-17                                 7.000            AAA             227            238,458
 30 Yr Pass Thru Ctf 07-01-02                                 6.500            AAA           3,180          3,241,628
 30 Yr Pass Thru Ctf 11-01-28                                 6.500            AAA             170            174,419
 30 Yr Pass Thru Ctf 07-01-29                                 6.000            AAA           5,380          5,366,550
 30 Yr Pass Thru Ctf 08-01-29                                 7.000            AAA             405            418,163
 30 Yr Pass Thru Ctf 06-01-30                                 7.500            AAA              80             83,882
 30 Yr Pass Thru Ctf 02-01-31                                 7.500            AAA             640            672,190
 30 Yr Pass Thru Ctf 12-25-31                                 6.000            AAA             565            565,883
 Note 01-15-30                                                7.125            AAA           1,235          1,382,965
 Pass Thru Ctf Ser 1997-M8 Class A-1 01-25-22                 6.940            AAA             288            301,925

Government National Mortgage Assn.,
 30 Yr SF Pass Thru Ctf 09-15-28 to 12-15-31                  6.500            AAA           2,562          2,623,074
 30 Yr SF Pass Thru Ctf 08-15-29 to 03-15-32                  7.000            AAA           6,932          7,201,899
 30 Yr SF Pass Thru Ctf 09-15-29 to 07-01-32                  7.500            AAA           3,119          3,289,720
 30 Yr SF Pass Thru Ctf 08-15-27 to 07-01-32                  8.000            AAA              56             59,192
 30 Yr SF Pass Thru Ctf 04-15-21                              9.000            AAA             102            111,340
 30 Yr SF Pass Thru Ctf 11-15-19 to 02-15-25                  9.500            AAA             149            166,617
 30 Yr SF Pass Thru Ctf 11-15-20                             10.000            AAA              26             29,429



                                                                                              See notes to
                                                                                              financial statements.


                                                                                                                9





ISSUER, DESCRIPTION,                                         INTEREST       CREDIT         PAR VALUE
MATURITY DATE                                                RATE           RATING*      (000S OMITTED)         VALUE

Insurance  2.00%                                                                                           $3,302,058
AXA SA,
 Sub Note (France) 12-15-30                                   8.600%           A-             $490            563,588
Equitable Life Assurance Society USA,
 Surplus Note 12-01-05 (R)                                    6.950            A+              260            275,119
Massachusetts Mutual Life Insurance Co.,
 Surplus Note 11-15-23 (R)                                    7.625            AA              470            501,171
MONY Group, Inc. (The),
 Sr Note 12-15-05                                             7.450            A-              480            515,458
Nationwide Financial Services, Inc.,
 Note 07-01-12                                                5.900            A               330            327,469
Sun Canada Financial Co.,
 Sub Note 12-15-07 (R)                                        6.625            AA-             725            744,923
URC Holdings Corp.,
 Sr Note 06-30-06 (R)                                         7.875            AA+             340            374,330

Leisure  1.34%                                                                                              2,216,769
Harrah's Operating Co., Inc.,
 Gtd Note 06-01-07                                            7.125            BBB-            465            488,948
 Sr Sub Note 12-15-05                                         7.875            BB+             250            257,500
HMH Properties, Inc.,
 Sr Note Ser A 08-01-05                                       7.875            BB-             330            322,163
Hyatt Equities LLC,
 Note 06-15-07 (R)                                            6.875            BBB             300            300,660
Starwood Hotels & Resorts Worldwide, Inc.,
 Note 05-01-07 (R)                                            7.375            BBB-            650            639,438
Waterford Gaming LLC,
 Sr Note 03-15-10 (R)                                         9.500            B+              202            208,060

Machinery  0.23%                                                                                              385,204
Kennametal, Inc.,
 Sr Note 06-15-12                                             7.200            BBB             385            385,204

Media  5.09%                                                                                                8,409,670
AOL Time Warner, Inc.,
 Deb 04-15-31                                                 7.625            BBB+            665            582,221
 Deb 05-01-32                                                 7.700            BBB+            325            286,741
British Sky Broadcasting Group Plc,
 Sr Note (United Kingdom) 07-15-09                            8.200            BB+             685            675,129
Charter Comm. Holdings, LLC/Charter Comm.
 Holdings Capital,
 Sr Note 01-15-11                                            11.125            B+              125             86,250
 Sr Note 05-15-11                                            10.000            B+              380            273,600
Clear Channel Communications, Inc.,
 Note 06-15-05                                                7.875            BBB-            625            636,725
Continental Cablevision, Inc.,
 Sr Note 05-15-06                                             8.300            BBB+            570            560,749
Cox Communications, Inc.,
 Note 08-15-04                                                7.500            BBB             490            498,148
CSC Holdings, Inc.,
 Sr Note Ser B 04-01-11                                       7.625            BB+             155            122,103
 Sr Sub Deb 05-15-16                                         10.500            BB-             225            168,750



See notes to
financial statements.


10




ISSUER, DESCRIPTION,                                         INTEREST       CREDIT         PAR VALUE
MATURITY DATE                                                RATE           RATING*      (000S OMITTED)         VALUE

Media (continued) EchoStar DBS Corp.,
 Sr Note 02-01-09                                             9.375%           B+             $310           $282,100
Garden State Newspapers, Inc.,
 Sr Sub Note 07-01-11                                         8.625            B+              265            266,988
Grupo Televisa S.A.,
 Bond (Mexico) 03-11-32 (R)                                   8.500            BBB-            130            111,800
 Note (Mexico) 09-13-11                                       8.000            BBB-            205            192,700
Lenfest Communications, Inc.,
 Sr Note 11-01-05                                             8.375            BBB             330            337,270
Mediacom LLC/Mediacom Capital Corp.,
 Sr Note 01-15-13                                             9.500            B+               95             81,700
 Sr Note Ser B 04-15-08                                       8.500            B+              270            232,200
News America Holdings, Inc.,
 Gtd Sr Deb 08-10-18                                          8.250            BBB-            215            214,308
News America, Inc.,
 Gtd Sr Note 04-30-28                                         7.300            BBB-            315            277,578
Rogers Cablesystems Ltd.,
 Sr Note Ser B (Canada) 03-15-05                             10.000            BBB-            460            489,900
TCI Communications, Inc.,
 Deb 02-01-12                                                 9.800            BBB+            225            244,955
 Sr Deb 02-15-26                                              7.875            BBB+            345            294,368
Time Warner, Inc.,
 Deb 01-15-13                                                 9.125            BBB+            415            443,100
Univision Communications, Inc.,
 Gtd Sr Note 07-15-11                                         7.850            BB+             500            523,249
Viacom, Inc.,
 Sr Note 01-30-06                                             6.400            A-              505            527,038

Medical  1.61%                                                                                              2,666,963
Dynacare, Inc.,
 Sr Note (Canada) 01-15-06                                   10.750            B+              415            427,450
Fresenius Medical Care Capital Trust II,
 Gtd Trust Preferred Security 02-01-08                        7.875            B+              390            351,000
HCA - The Healthcare Co.,
 Note 06-01-06                                                7.125            BBB-            475            493,696
 Note 09-01-10                                                8.750            BBB-            225            251,402
HealthSouth Corp.,
 Note 06-01-12 (R)                                            7.625            BBB-            325            321,951
 Sr Note 02-01-08                                             8.500            BBB-            275            287,375
Quest Diagnostics, Inc.,
 Sr Note 07-12-06                                             6.750            BBB-            340            357,289
Triad Hospitals, Inc.,
 Sr Note Ser B 05-01-09                                       8.750            B-              170            176,800

Metal  0.21%                                                                                                  348,709
Newmont Mining Corp.,
 Note 05-15-11                                                8.625            BBB             310            348,709



                                                                                                See notes to
                                                                                                financial statements.


                                                                                                                11




ISSUER, DESCRIPTION,                                         INTEREST       CREDIT         PAR VALUE
MATURITY DATE                                                RATE           RATING*      (000S OMITTED)         VALUE

Mortgage Banking  7.07%                                                                                   $11,677,033
Asset Securitization Corp.,
 Pass Thru Ctf Ser 1997-D4 Class A-1B 04-14-29                7.400%           AAA            $855            906,797
Commercial Mortgage Acceptance Corp.,
 Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-08                 6.790            Aaa             538            573,027
ContiMortgage Home Equity Loan Trust,
 Pass Thru Ctf Ser 1995-2 Class A-5 08-15-25                  8.100            AAA             515            520,006
Credit Suisse First Boston Mortgage Securities Corp.,
 Commercial Mtg Pass Thru Ctf Ser 1998-C1
Class A-1A 12-17-07                                           6.260            AAA             902            946,417
Deutsche Mortgage & Asset Receiving Corp.,
 Commercial Mtg Pass Thru Ctf Ser 1998-C1
 Class C 03-15-08                                             6.861            A2              400            424,663
DLJ Commercial Mortgage Corp.,
 Commercial Mtg Pass Thru Ctf Ser 1998-CF2
 Class A-1A 11-12-31                                          5.880            Aaa             788            819,230
First Union National Bank-Chase Manhattan
 Bank Commercial,
 Commercial Mtg Pass Thru Ctf Ser 1999-C2
 Class A-1 06-15-31                                           6.360            Aaa             556            584,284
GMAC Commercial Mortgage Securities, Inc.,
 Pass Thru Ctf Ser 1998-C1 Class A-1 05-15-30                 6.411            Aaa           1,272          1,336,321
LB Commercial Mortgage Trust,
 Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-07                 6.410            Aaa             575            605,954
Morgan (J.P.) Commercial Mortgage Finance Corp.,
 Mtg Pass Thru Ctf Ser 1997-C5 Class A2 09-15-29              7.069            AAA             402            426,765
Morgan Stanley Capital I, Inc.,
 Commercial Mtg Pass Thru Ctf Ser 1999-CAM1
 Class A-3 03-15-32                                           6.920            AAA           1,495          1,612,033
Morgan Stanley Dean Witter Capital I Trust,
 Commercial Mtg Pass Thru Ctf Ser 2001-IQA
 Class A-1 12-18-32                                           4.570            Aaa           1,430          1,448,197
 Commercial Mtg Pass Thru Ctf Ser 2001-PPM
 Class A1 02-01-31                                            5.980            AAA             789            825,648
UCFC Home Equity Loan Trust,
 Pass Thru Ctf Ser 1996-D1 Class A6 02-15-25                  7.180            AAA             625            647,691

Oil & Gas  4.05%                                                                                            6,684,980
Alberta Energy Co. Ltd.,
 Note (Canada) 09-15-30                                       8.125            A-              350            400,257
 Note (Canada) 11-01-31                                       7.375            A-              335            352,457
Colonial Pipeline Co.,
 Sr Note 04-15-32 (R)                                         7.630            A               485            513,280
Forest Oil Corp.,
 Sr Note 06-15-08                                             8.000            BB              200            199,500
Louis Dreyfus Natural Gas Corp.,
 Sr Note 12-01-07                                             6.875            BBB+            330            351,302
Nova Chemicals Corp.,
 Sr Note (Canada) 05-15-06                                    7.000            BBB-            265            262,777



See notes to
financial statements.


12





ISSUER, DESCRIPTION,                                         INTEREST       CREDIT         PAR VALUE
MATURITY DATE                                                RATE           RATING*      (000S OMITTED)         VALUE

Oil & Gas  (continued)
Occidental Petroleum Corp.,
 Sr Deb 09-15-09                                             10.125%           BBB            $135           $165,781
 Sr Note 01-15-07                                             5.875            BBB             325            334,890
Ocean Energy, Inc.,
 Sr Sub Note Ser B 07-15-07                                   8.875            BB+             255            266,656
Pemex Project Funding Master Trust,
 Gtd Note 10-13-10                                            9.125            BB+             670            706,401
Petrobras International Finance Co. Ltd.,
 Sr Note (Brazil) 02-01-07 (R)                                9.125            Baa1            490            392,000
Petroleum Geo-Services ASA,
 Sr Note (Norway) 03-30-28                                    7.125            BBB-            170            113,900
Petronas Capital Ltd.,
 Gtd Note (Malaysia) 05-22-12 (R)                             7.000            BBB             290            294,304
Tennessee Gas Pipeline Co.,
 Note 06-15-32                                                8.375            BBB+            375            383,014
Tosco Corp.,
 Note 02-15-30                                                8.125            BBB+            655            765,892
Valero Energy Corp.,
 Note 06-15-05                                                8.375            BBB             200            219,240
 Note 03-15-06                                                7.375            BBB             365            388,229
 Note 04-15-32                                                7.500            BBB             380            376,200
XTO Energy, Inc.,
 Sr Note 04-15-12                                             7.500            BB              195            198,900

Paper & Paper Products  1.66%                                                                               2,745,461
Bowater Canada Finance Corp.,
 Gtd Note (Canada) 11-15-11                                   7.950            BBB             330            342,623
Corporacion Durango S.A. de C.V.,
 Sr Note (Mexico) 07-15-09 (R)                               13.750            B+            1,000            850,000
International Paper Co.,
 Note 07-08-05                                                8.125            BBB             500            546,775
Weyerhaeuser Co.,
 Note 08-01-06                                                6.000            BBB             500            509,015
 Note 03-15-12                                                6.750            BBB             480            497,048

Real Estate Investment Trust  1.09%                                                                         1,798,232
American Health Properties, Inc.,
 Note 01-15-07                                                7.500            BBB+            260            277,225
Cabot Industrial Properties, L.P.,
 Note 05-01-04                                                7.125            BBB             365            375,512
Camden Property Trust,
 Note 04-15-04                                                7.000            BBB             400            420,404
Healthcare Realty Trust, Inc.,
 Sr Note 05-01-11                                             8.125            BBB-            315            336,842
ProLogis Trust,
 Note 04-15-04                                                6.700            BBB+            375            388,249



                                                                                                See notes to
                                                                                                financial statements.


                                                                                                                13





ISSUER, DESCRIPTION,                                         INTEREST       CREDIT         PAR VALUE
MATURITY DATE                                                RATE           RATING*      (000S OMITTED)         VALUE

Real Estate Operations  0.69%                                                                              $1,143,159
EOP Operating L.P.,
 Note 02-15-05                                                6.625%           BBB+           $195            203,672
Socgen Real Estate Co. LLC,
 Perpetual Bond Ser A (7.64% to 09-30-07
 then variable) 12-31-49 (R)                                  7.640            A               880            939,487

Retail  1.23%                                                                                               2,036,371
Delhaize America, Inc.,
 Deb 04-15-31                                                 9.000            BBB-          1,000          1,077,740
Kroger Co.,
 Sr Note 04-01-11                                             6.800            BBB-            530            552,059
SUPERVALU, Inc.,
 Note 09-15-04                                                7.625            BBB             385            406,572

Telecommunications  3.78%                                                                                   6,241,919
AT&T Corp.,
 Note 03-15-09                                                6.000            BBB+            660            521,400
 Note 03-15-29                                                6.500            BBB+            660            429,917
AT&T Wireless Services, Inc.,
 Sr Note 05-01-12                                             8.125            BBB             320            260,899
 Sr Note 03-01-31                                             8.750            BBB             650            501,774
Cingular Wireless,
 Bond 12-15-31 (R)                                            7.125            A+              325            274,781
Citizens Communications Co.,
 Note 05-15-06                                                8.500            BBB             260            255,151
Deutsche Telekom International Finance B.V.,
 Bond (Coupon rate Step-up/down on rating)
 (Netherlands) 06-15-05                                       7.750            BBB+            280            287,308
LCI International, Inc.,
 Sr Note 06-15-07                                             7.250            BB+             325            159,250
PanAmSat Corp.,
 Gtd Sr Note 02-01-12 (R)                                     8.500            B               160            152,000
Qwest Capital Funding, Inc.,
 Note 02-15-11                                                7.250            BB              590            324,500
Sprint Capital Corp.,
 Note 01-30-06                                                7.125            BBB+            640            562,624
 Note 03-15-32                                                8.750            BBB+            320            240,661
Telefonos de Mexico S.A. de C.V.,
 Sr Note (Mexico) 01-26-06                                    8.250            BBB-            675            688,500
Telus Corp.,
 Note (Canada) 06-01-11                                       8.000            BBB+            775            650,551
Verizon New York, Inc.,
 Deb Ser B 04-01-32                                           7.375            A+              675            633,353
VoiceStream Wireless Corp.,
 Sr Note 09-15-09                                            11.500            BBB+            285            299,250

Textile  0.19%                                                                                                307,924
Mohawk Industries, Inc.,
 Note ser D 04-15-12                                          7.200            BBB             290            307,924



See notes to
financial statements.


14




ISSUER, DESCRIPTION,                                         INTEREST       CREDIT         PAR VALUE
MATURITY DATE                                                RATE           RATING*      (000S OMITTED)         VALUE

Transportation  3.09%                                                                                      $5,109,442
Burlington Northern Santa Fe Corp.,
 Deb 08-15-30                                                 7.950%           BBB+           $660            751,317
Continental Airlines, Inc.,
 Pass Thru Ctf Ser 1999-1A 02-02-19                           6.545            AA-             548            530,977
Delta Air Lines, Inc.,
 Equip Tr Ctf Ser A 06-01-08                                 10.000            BB-           2,000          1,887,780
 Note 12-15-05                                                7.700            BB               40             35,200
Humpuss Funding Corp.,
 Note 12-15-09 (R)                                            7.720            B3              177            127,211
Northwest Airlines 1996-1 Pass Through Trusts,
 Pass Thru Ctf Ser 1996-1C 01-02-05                          10.150            BB-             122            109,006
 Pass Thru Ctf Ser 1996-1D 01-02-15                           8.970            BB              335            291,290
NWA Trust,
 Sr Note Ser A 12-21-12                                       9.250            AA              483            487,367
Railcar Trust No. 1992-1,
 Pass Thru Ser 1992-1 Class A 06-01-04                        7.750            AAA             552            579,094
TFM S.A. de C.V.,
 Sr Disc Note, Step Coupon (11.750%, 06-15-02)
 (Mexico) 06-15-09 (R)                                       11.750            BB-             330            310,200

Utilities  8.61%                                                                                           14,237,423
AES Corp.,
 Sr Note 06-01-09                                             9.500            BB-             200            130,000
 Sr Sub Note 07-15-06                                        10.250            B               440            233,200
AES Eastern Energy L.P.,
 Pass Thru Ctf Ser 1999-A 01-02-17                            9.000            BBB-            395            379,105
Allied Waste North America, Inc.,
 Sr Note 04-01-08                                             8.875            BB-             190            187,625
Beaver Valley Funding Corp.,
 Sec Lease Oblig Bond 06-01-17                                9.000            BBB-            440            467,293
BVPS II Funding Corp.,
 Collateralized Lease Bond 06-01-17                           8.890            BBB-            700            755,524
Calpine Canada Energy Finance ULC,
 Sr Note (Canada) 05-01-08                                    8.500            B+              245            167,825
Cleveland Electric Illuminating Co.,
 1st Mtg Ser B 05-15-05                                       9.500            BBB           1,150          1,159,923
CMS Energy Corp.,
 Sr Note Ser B 01-15-04                                       6.750            BB              380            285,000
EIP Funding-PNM,
 Sec Fac Bond 10-01-12                                       10.250            BBB-            617            629,340
El Paso Corp.,
 Med Term Note 01-15-32                                       7.750            BBB             320            296,720
Fitchburg Holding Corp.,
 Sec Note 01-31-03 (r)                                       15.750            AAA             333            336,554
GG1B Funding Corp.,
 Deb 01-15-11                                                 7.430            BBB-            314            317,234
HQI Transelect Chile SA,
 Sr Note (Chile) 04-15-11                                     7.875            A-              490            525,868



                                                                                             See notes to
                                                                                             financial statements.


                                                                                                            15





ISSUER, DESCRIPTION,                                         INTEREST       CREDIT         PAR VALUE
MATURITY DATE                                                RATE           RATING*      (000S OMITTED)         VALUE

Utilities  (continued)
Hydro-Quebec,
 Gtd Bond Ser HY (Canada) 01-15-22                            8.400%           A+             $330           $406,768
 Gtd Deb Ser IF (Canada) 02-01-03                             7.375            A+              750            771,998
Iberdrola International B.V.,
 Note 10-01-02                                                7.500            A+            1,000          1,010,700
Long Island Lighting Co.,
 Deb 03-15-23                                                 8.200            A-              615            642,220
Midland Funding Corp. II,
 Deb Ser A 07-23-05                                          11.750            BB+             970            982,904
 Deb Ser B 07-23-06                                          13.250            BB+             225            229,500
Monterrey Power S.A. de C.V.,
 Sr Sec Bond (Mexico) 11-15-09 (R)                            9.625            BBB-            131            137,378
Niagara Mohawk Power Corp.,
 Sec Fac Bond 01-01-18                                        8.770            Baa2            718            745,787
Northeast Utilities,
 Note Ser A 12-01-06                                          8.580            BBB              92            100,273
NRG Energy, Inc.,
 Sr Note 04-01-11                                             7.750            BBB-            495            389,486
Pinnacle Partners,
 Sr Note 08-15-04 (R)                                         8.830            BBB-            460            469,136
Pinnacle West Capital Corp.,
 Sr Note 04-01-06                                             6.400            BBB             455            467,726
PNPP II Funding Corp.,
 Deb 05-30-16                                                 9.120            BBB-            475            521,023
PSEG Energy Holdings, Inc.,
 Sr Note 02-15-08                                             8.625            BBB-            325            315,897
Tiers-MIR-2001-14,
 Fixed Rate Ctf 06-15-04 (R)                                  7.200            BBB-            620            477,400
Waterford 3 Funding Corp.,
 Sec Lease Obligation Bond 01-02-17                           8.090            BBB-            692            698,016

Waste Disposal Service & Equip.  0.31%                                                                        512,455
Republic Services, Inc.,
 Note 08-15-11                                                6.750            BBB             500            512,455



                                                                                             NUMBER OF
                                                                                             SHARES OR
ISSUER, DESCRIPTION                                                                          WARRANTS         VALUE

---------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS AND WARRANTS  2.70%                                                            $4,456,750
---------------------------------------------------------------------------------------------------------------------
(Cost $4,826,933)
California Federal Preferred Capital Corp., 9.125%,
 Ser A, Preferred Stock                                                                     35,650            930,822
CSC Holdings, Inc., 11.125%, Ser M, Preferred Stock                                          8,632            552,448
CSC Holdings, Inc., 11.75%, Ser H, Preferred Stock                                           3,900            253,500
El Paso Corp., Preferred Stock                                                              37,500          1,923,750
MetroNet Communications Corp., Warrant
 (Canada) (R)**                                                                                510             47,430
TECO Energy, Inc., Preferred Stock                                                          30,000            748,800



See notes to
financial statements.


16


                                                               INTEREST            PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                             RATE               (000s OMITTED)               VALUE

--------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 8.58%                                                                             $14,185,000
--------------------------------------------------------------------------------------------------------------------
(Cost $14,185,000)

Joint Repurchase Agreement 8.58%
Investment in a joint repurchase agreement transaction
 with Barclays Capital Inc. - Dated 06-28-02, due
 07-01-02 (Secured by U.S. Treasury Inflation Index
 Bond 3.875% due 04-15-32 and 3.375% due 04-15-02 and,
 U.S. Treasury Inflation Indexed Note 3.625% thru
 3.875% due 07-15-07 thru 01-15-09)                             1.92%                $14,185              14,185,000

--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 107.16%                                                                               $177,108,933
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET  (7.16%)                                                              ($11,830,545)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS 100.00%                                                                                $165,278,388
--------------------------------------------------------------------------------------------------------------------

(r) Direct placement securities are restricted to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the
    Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities. Additional information on these securities is as follows:

                                                                        Value as a        Value
                                                                        Percentage        as of
                                        Acquisition     Acquisition     of Fund's         June 30,
Issuer, Description                     Date            Cost            Net Assets        2002
--------------------------------------------------------------------------------------------------
Fitchburg Holding Corp., Sec. Note,
 15.75%, 01-31-03                        02-10-81        $337,054          0.20%          $336,554

(R) These securities are exempt from registration under Rule 144A of the
    Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $18,296,451, or 11.07% of net assets, as of June 30, 2002.

+   These securities, having an aggregate value of $13,369,727.17, or 8.09% of the
    Fund's net assets, have been purchased as forward commitments; that is, the Fund has agreed on trade date to take delivery of and make payment for such securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitments.
    Accordingly, the market value of $12,522,575.39 of United States Treasury Bonds,
    5.375% thru 9.125% due 05-15-18 thru 02-15-31 and, U.S. Treasury Notes, 4.875%
    thru 7.500% due 02-15-05 thru 02-15-12 and, U.S. Treasury Inflation Indexed
    Note, 4.250%, 01-15-10 has been segregated to cover the forward commitments.

* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Services or John Hancock Advisers, LLC, where Standard &
    Poor's ratings are not available.

**  Non-income producing security.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S.-dollar-denominated.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.



                                                                    See notes to
                                                                    financial statements.


                                                                                    17



FINANCIAL STATEMENTS

-----------
ASSETS AND
LIABILITIES
-----------

June 30, 2002
(unaudited)

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value for each common share.

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $175,518,813)                            $177,108,993
Cash                                                                         545
Receivable for investments sold                                        4,033,874
Dividends and interest receivable                                      2,565,651
Other assets                                                              12,670
Total assets                                                         183,721,733

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                     18,072,404
Payable to affiliates                                                    273,987
Other payables and accrued expenses                                       96,954
Total liabilities                                                     18,443,345

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Capital paid-in                                                      165,884,172
Accumulated net realized loss on investments                          (1,991,859)
Net unrealized appreciation of investments                             1,590,180
Distributions in excess of net investment income                        (204,105)
Net assets                                                          $165,278,388

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Based on 7,990,945 common shares outstanding                              $20.68


See notes to
financial statements.


18



FINANCIAL STATEMENTS

----------
OPERATIONS
----------

For the period ended
June 30, 2002
(unaudited)1

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest (including securities lending income of $12,205)             $5,295,973
Dividends (net of foreign tax withholding of $4,261)                     107,330

Total investment income                                                5,403,303

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                                515,656
Transfer agent fee                                                        77,875
Custodian fee                                                             31,619
Accounting and legal services fee                                         17,563
Auditing fee                                                              14,364
Printing                                                                  14,285
Miscellaneous                                                             10,765
Trustees' fee                                                              4,283
Legal fee                                                                    774

Total expenses                                                           687,184

Net investment income                                                  4,716,119

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS
--------------------------------------------------------------------------------
Net realized loss on investments                                        (709,141)
Change in net unrealized appreciation (depreciation)
 of investments                                                       (1,461,525)

Net realized and unrealized loss                                      (2,170,666)

Increase in net assets from operations                                $2,545,453


1 Semiannual period from 1-1-02 through 6-30-02.


                                                           See notes to
                                                           financial statements.


                                                                              19



FINANCIAL STATEMENTS

----------
CHANGES IN
NET ASSETS
----------

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions to shareholders, if any, and any increase or decrease due to reinvestment of distributions.

                                             YEAR                     PERIOD
                                             ENDED                     ENDED
                                             12-31-01                6-30-02 1

--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------
From operations
Net investment income                       $10,413,961            $4,716,119
Net realized gain (loss)                      4,700,314              (709,141)
Change in net unrealized
 appreciation (depreciation)                 (2,866,434)           (1,461,525)

Increase in net assets resulting
 from operations                             12,247,841             2,545,453

Distributions to shareholders
From net investment income                  (10,663,128)           (4,910,480)

From fund share transactions                  1,074,735               243,919

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                         164,740,048           167,399,496

End of period2                             $167,399,496          $165,278,388


1 Semiannual period from 1-1-02 through 6-30-02. Unaudited.
2 Includes distributions in excess of net investment income of $9,744 and $204,105, respectively.


See notes to
financial statements.


20



----------
FINANCIAL
HIGHLIGHTS
----------

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                               12-31-97        12-31-98     12-31-99       12-31-00     12-31-01 1     6-30-02 1,2

------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                         $21.23          $21.70       $21.78         $20.11       $20.79            $20.98
Net investment income3                         1.59            1.52         1.47           1.42         1.32              0.59
Net realized and unrealized
 gain (loss) on investments                    0.47            0.08        (1.67)          0.68         0.21             (0.27)
Total from investment operations               2.06            1.60        (0.20)          2.10         1.53              0.32
Less distributions
From net investment income                    (1.59)          (1.52)       (1.47)         (1.42)       (1.34)            (0.62)
Net asset value,
 end of period                               $21.70          $21.78       $20.11         $20.79       $20.98            $20.68
Per share market value,
 end of period                               $22.06          $21.93       $16.56         $19.25       $19.04            $19.39
Total return at
market value4 (%)                             22.12            6.66       (18.16)         25.75         5.96              7.91 5

------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                                 $167            $169         $158           $165         $167              $165
Ratio of expenses
 to average net assets (%)                     0.84            0.82         0.81           0.83         0.82              0.83 6
Ratio of net investment income
 to average net assets (%)                     7.44            6.92         6.98           6.97         6.20              5.69 6
Portfolio turnover (%)                          141             239          183            247          300               155


1 As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 6.31%. The effect of this change on per share amounts for the period ended June 30, 2002 was to decrease net investment income per share by $0.03, decrease net realized and unrealized loss per share by $0.03, and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 5.93%. Per share ratios and supplemental data for periods prior January 1, 2001 not been restated to reflect this change in presentation.
2 Semiannual period from 1-1-02 through 6-30-02. Unaudited.
3 Based on the average of the shares outstanding.
4 Assumes dividend reinvestment.
5 Not annualized.
6 Annualized.


                                                           See notes to
                                                           financial statements.

----------
NOTES TO
STATEMENTS
----------

NOTE A
Accounting policies

John Hancock Investors Trust (the "Fund") is a closed-end investment management company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement date.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On June 30, 2002, the Fund loaned securities having a market value of $22,289,013 collateralized by securities in the amount of $22,808,930.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $1,048,178 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires December 31, 2008.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. During the period ended June 30, 2002, the tax character of distributions paid was as follows: ordinary income $4,910,480. Such distributions on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a quarterly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.650% of the first $150,000,000 of the Fund's average weekly net asset value, (b) 0.375% of the next $50,000,000, (c) 0.350% of the next $100,000,000 and (d) 0.300% of the
Fund's average weekly net asset value in excess of $300,000,000.

In the event that normal operating expenses of the Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 1.5% of the first $30,000,000 of the Fund's average weekly net asset value and 1.0% of the Fund's average weekly net asset value in excess of $30,000,000, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen- sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen- sation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund common share transactions

This listing illustrates the number of Fund's common shares reinvested, the reclassification of capital accounts and the number of shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value. The Fund has 20 million common shares authorized with no par value.

                                 YEAR ENDED 12-31-01      PERIOD ENDED 6-30-02 1
                               SHARES         AMOUNT        SHARES       AMOUNT

Beginning of period         7,922,653   $165,083,448     7,978,242  $165,640,253
Distributions reinvested       55,589      1,074,735        12,703       243,919
Reclassification of
  capital accounts                  -       (517,930)            -             -
End of period               7,978,242   $165,640,253     7,990,945  $165,884,172

1 Semiannual period from 1-1-02 through 6-30-02. Unaudited.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2002, aggregated $167,867,117 and $158,527,239, respectively. Purchases and proceeds from sales and maturities of obligations of the U.S. government aggregated $85,461,180 and $86,051,121, respectively.

The cost of investments owned on June 30, 2002, including short-term investments, for federal income tax purposes was $176,249,863. Gross unrealized appreciation and depreciation of investments aggregated $5,055,403 and $4,196,273, respectively, resulting in net unrealized appreciation of $859,130. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Change in accounting principle

Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but re-sulted in a $587,549 reduction in the cost of investments and a corresponding increase in net unrealized appreciation of investments, based on securities held as of December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $181,677, decrease unrealized appreciation of investments by $92,289 and increase net realized gain on investments by $274,066.

The effect of this change for the period ended June 30, 2002 was to decrease net investment income by $199,640, increase unrealized appreciation on investments by $33,614 and decrease net realized loss of investments by $166,026.

The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.

INVESTMENT OBJECTIVE AND POLICY

The Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on January 29, 1971 and are publicly traded on the New York Stock Exchange. The Fund's primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. The preponderance of the Fund's assets are invested in a diversified portfolio of debt securities, some of which may carry equity features. Up to 50% of the value of the Fund's assets may be invested in restricted securities acquired through direct placement. The Fund may also invest in repurchase agreements. The Fund may issue a single class of senior securities not to exceed 331/3% of the market or fair value of its net assets and may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of its total assets taken at cost. The Fund may lend portfolio securities not to exceed 331/3% of total assets.

FINANCIAL FUTURES CONTRACTS AND OPTIONS

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund may use options contracts to manage its exposure to the stock market. The Fund's ability to hedge successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund's futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund's total assets.

DIVIDENDS AND DISTRIBUTIONS

During the fiscal period ended June 30, 2002, the Fund paid to shareholders dividends from net investment income totaling $ 0.615 per share. The dates of payment and the amounts per share are as follows:

                        INCOME
PAYMENT DATE          DIVIDEND
------------------------------
March 28, 2002        $ 0.300
June 28, 2002           0.315

Substantially all of the Fund's net investment income per year will be distributed to shareholders in quarterly payments. Net realized short-term capital gains, if any, will be distributed annually; however, net realized long-term capital gains may be retained and reinvested. All distributions are paid in cash unless the shareholders elect to participate in the Dividend Reinvestment Plan.

DIVIDEND REINVESTMENT PLAN

The Fund offers its shareholders the opportunity to elect to receive shares of the Fund in lieu of cash dividends.

Any shareholder of record of the Fund may elect to participate in the Dividend Reinvestment Plan (the "Plan") and receive Fund's common shares in lieu of all or a portion of the cash dividends. The Plan is available to all shareholders without charge.

Shareholders may join the Plan by notifying the Mellon Investor Services (the "Plan Agent") by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com showing an election to reinvest all or a portion of dividend payments. If received by the Plan Agent prior to the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

Participation in the Plan may be terminated at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site, and such termination will be effective immediately. However, notice of termination must be received prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of common shares held by the Plan Agent. A shareholder will receive a cash payment for any fractional share held.

The Plan Agent will act as agent for participating shareholders. The Board of Trustees of Investors will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in the Fund's common shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend otherwise payable to such shareholder on shares included under the Plan, by the per share net asset value of the common shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder by 95% of the market price per share of the common shares on the payment date. The market price of the common shares on a particular date shall be the mean between the highest and lowest sales price on the New York Stock Exchange on that date. Net asset value will be determined in accordance with the established procedures of Investors. However, if as of such payment date the market price of the common shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to four decimal places, will be credited to shareholder's account. Such fractional shares will be entitled to future dividends.

The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within five to seven days after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend which the shareholder has elected to reinvest and the number of shares acquired with such dividend.
The reinvestment of dividends does not in any way relieve participating shareholders of any federal, state or local income tax which may be due with respect to such dividend. Dividends reinvested in common shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the New York Stock Exchange as of the dividend payment date. Distributions from the Fund's long-term capital gains will be processed as noted above for those electing to reinvest in common shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (telephone 1-800-852-0218).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Investors Trust, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm or other nominee for assistance.

SHAREHOLDER MEETING

On March 7, 2002, the Annual Meeting of the Fund was held to elect eleven Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                              WITHHELD
                                      FOR                     AUTHORITY
--------------------------------------------------------------------------------

Dennis S. Aronowitz                   6,844,067               108,214

Richard P. Chapman, Jr.               6,864,942               87,339

William J. Cosgrove                   6,862,686               89,595

John M. DeCiccio                      6,861,225               91,057

Richard A. Farrell                    6,867,277               85,005

Maureen R. Ford                       6,868,660               83,621

Gail D. Fosler                        6,867,957               84,324

William F. Glavin                     6,855,646               96,636

Dr. John A. Moore                     6,859,943               92,339

Patti McGill Peterson                 6,858,692               93,590

John W. Pratt                         6,866,580               85,701


The shareholders also ratified the Trustees' selection of Ernst & Young, LLP as the Fund's independent auditors for the fiscal year ending December 31, 2002, with the votes tabulated as follows: 6,780,917 FOR, 61,035 AGAINST and 109,829 ABSTAINING.

-----------
FOR YOUR
INFORMATION
-----------

TRUSTEES
Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler*
William F. Glavin
Dr. John A. Moore*
Patti McGill Peterson
John W. Pratt
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
AND REGISTRAR
Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL
Listed New York Stock Exchange:
JHI

For shareholder assistance
refer to page 28


--------------------------------------------------------------------------------
                                                                      HOW TO
                                                                      CONTACT US
                                                                      ----------


On the Internet                     www.jhfunds.com

By regular mail                     Mellon Investor Services
                                    85 Challenger Road
                                    Overpeck Centre
                                    Ridgefield Park, NJ 07660

Customer service representatives    1-800-852-0218

24-hour automated information       1-800-843-0090

TDD Line 1-800-231-5469

--------------------------------------------------------------------------------

[John Hancock Logo]

1-800-852-0218
1-800-843-0090
1-800-231-5469 (TDD)

www.jhfunds.com

                                                                   -------------
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                                                                     STANDARD
                                                                   U. S. POSTAGE
                                                                       PAID
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                                                                     P50SA  6/02
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